UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2016

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-6615	95-2594729
(State or Other Jurisdiction Incorporation)	(Commission File Number)	(IRS Employer No.)

26600 Telegraph Road, Suite 400 Southfield, Michigan		48033
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248) 352-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On July 27, 2016, Superior Industries International, Inc. (“Superior”) issued a press release announcing the results of operations for the second quarter of 2016 and outlook for 2016 (the “Press Release”). A copy of the Press Release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

The information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

This Current Report on Form 8-K contains statements that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts and can generally be identified by the use of future dates or words such as “may,” “should,” “could,” “will,” “expects,” “seeks to,” “anticipates,” “plans,” “believes,” “estimates,” “intends,” “predicts,” “projects,” “potential” or “continue” or the negative of such terms and other comparable terminology. These statements also include, but are not limited to, the 2016 outlook and projections for reported net sales, value-added sales, adjusted EBITDA and adjusted EBITDA margin, income before income taxes, net income, the effective tax rate, capital expenditures and the change in working capital, Superior’s strategic and operational initiatives, product mix, and overall cost improvement, and are based on current expectations, estimates, and projections about Superior’s business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors, risks, and uncertainties discussed in Superior’s Securities and Exchange Commission filings and reports, including the Company’s Annual Report on Form 10-K and other reports from time to time filed with the Securities and Exchange Commission. You are cautioned not to unduly rely on such forward looking statements when evaluating the information furnished by this report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Exhibit Description

99.1	Press Release, dated July 27, 2016, as issued by Superior Industries International, Inc. announcing results of operations for the second quarter of 2016, furnished herewith.

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

99.1	Press Release, dated July 27, 2016, as issued by Superior Industries International, Inc. announcing results of operations for the second quarter of 2016, furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR INDUSTRIES INTERNATIONAL, INC.
(Registrant)

Date: July 27, 2016	/s/ Kerry A. Shiba
Kerry A. Shiba
Executive Vice President and Chief Financial Officer